      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 6, 2003
                                                 Registration No. 333-__________
================================================================================

--------------------------------------------------------------------------------


                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                           RANGE RESOURCES CORPORATION
             (Exact name of registrant as specified in its charter)


            DELAWARE                                      34-1312571
 (State or other jurisdiction of                       (I.R.S. Employer
incorporation or organization)                        Identification No.)


777 MAIN STREET, SUITE 800
     FORT WORTH, TEXAS                                         76102
   (Address of Principal                                     (Zip code)
    Executive Offices)

                   AMENDED AND RESTATED 1999 STOCK OPTION PLAN
                            (Full title of the plan)

                                JOHN H. PINKERTON
                                    PRESIDENT
                           RANGE RESOURCES CORPORATION
                           777 MAIN STREET, SUITE 800
                             FORT WORTH, TEXAS 76102
                     (Name and address of agent for service)

                                 (817) 870-2601
          (Telephone number, including area code, of agent for service)

                                 with a copy to:
                               MICHAEL D. WORTLEY
                             VINSON & ELKINS L.L.P.
                          2001 ROSS AVENUE, SUITE 3700
                               DALLAS, TEXAS 75201
                                 (214) 220-7700

                         CALCULATION OF REGISTRATION FEE

====================================================================================================================
                                                              Proposed             Proposed
       Title of securities             Amount to be       Maximum offering     maximum aggregate      Amount of
        to be registered                registered       price per share (1)  offering price (1)  registration fee
--------------------------------------------------------------------------------------------------------------------
Common Stock, $0.01 par
 value per share...............      2,750,000 shares          $5.965            $16,403,750         $1,327.07
--------------------------------------------------------------------------------------------------------------------

====================================================================================================================

 (1) Estimated solely for the purpose of computing the registration fee in accordance with Rule 457(h) under the Securities Act of 1933. The price for the 2,750,000 shares issuable under the Company's Amended and Restated 1999 Stock Option Plan was based on a price of $5.965, the average of the high and low prices reported on the New York Stock Exchange on May 30, 2003.

         This Registration Statement is being filed, in accordance with General Instruction E to Form S-8, to register additional shares of Common Stock for sale under the Amended and Restated 1999 Stock Option Plan. The contents of the Registrant's Form S-8 Registration Statements (Nos. 333-30534, 333-63764 and 333-90760) relating to the same employee benefit plan are incorporated by reference to this Registration Statement.

ITEM 8. EXHIBITS.

         Unless otherwise indicated below as being incorporated by reference to another filing of the Registrant with the Commission, each of the following exhibits is filed herewith:

     Exhibit Number        Description

         4.1               Amended and Restated 1999 Stock Option Plan (As
                           Amended May 21, 2003)

         5.1               Opinion of Vinson & Elkins L.L.P.

         23.1              Consent of KPMG LLP

         23.2              Consent of Ernst & Young LLP

         23.3 Consent of Vinson & Elkins L.L.P. (included in the opinion filed as Exhibit 5.1 hereto)

         24.1 Powers of Attorney (included in the signature pages hereto)

ITEM 9. UNDERTAKINGS.

         The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fort Worth, State of Texas, on June 6, 2003.

                                          RANGE RESOURCES CORPORATION


                                          By:  /s/ EDDIE M. LEBLANC III
                                               ---------------------------------
                                                   Eddie M. LeBlanc III
                                                   Chief Financial Officer

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated. Each person whose signature appears below authorizes and appoints each of John H. Pinkerton and Eddie M. LeBlanc III, and each of them severally, acting alone and without the other, as his attorney-in-fact to execute in the name of such person and to file any amendments to this Registration Statement necessary or advisable to enable the Registrant to comply with the Securities Act of 1933 and any rules, regulations and requirements of the registration of the securities which are the subject of this Registration Statement, which amendments may make such changes in the Registration Statement as such attorney-in-fact may deem appropriate.

                   Signature                                       Capacity                      Date
-------------------------------------------------- ----------------------------------------- ------------

/s/ JOHN H. PINKERTON                               President, Chief Executive Officer and   June 6, 2003
----------------------------------------------      Director (Principal Executive Officer)
         John H. Pinkerton


/s/ EDDIE M. LEBLANC III                                   Chief Financial Officer           June 6, 2003
----------------------------------------------         (Principal Financial Officer and
         Eddie M. LeBlanc III                           Principal Accounting Officer)


/s/ ROBERT E. AIKMAN                                               Director                  June 6, 2003
----------------------------------------------
         Robert E. Aikman


/s/ CHARLES L. BLACKBURN                              Chairman of the Board of Directors     June 6, 2003
----------------------------------------------
         Charles L. Blackburn


/s/ ANTHONY V. DUB                                                 Director                  June 6, 2003
----------------------------------------------
         Anthony V. Dub


/s/ V. RICHARD EALES                                               Director                  June 6, 2003
----------------------------------------------
         V. Richard Eales


/s/ ALLEN FINKELSON                                                Director                  June 6, 2003
----------------------------------------------
         Allen Finkelson


/s/ JONATHAN S. LINKER                                             Director                  June 6, 2003
----------------------------------------------
         Jonathan S. Linker

                                  EXHIBIT INDEX




        EXHIBIT
        NUMBER             DESCRIPTION
        -------            -----------

         4.1*              Amended and Restated 1999 Stock Option Plan (As
                           Amended May 21, 2003)

         5.1*              Opinion of Vinson & Elkins L.L.P.

         23.1*             Consent of KPMG LLP

         23.2*             Consent of Ernst & Young  LLP

         23.3* Consent of Vinson & Elkins L.L.P. (included in the opinion filed as Exhibit 5.1 hereto)

         24.1* Powers of Attorney (included in the signature pages hereto)


*        Filed herewith